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                                                                      Exhibit 32

     The certification set forth below is being submitted in connection with the Quarterly Report on Form 10-Q of Becton, Dickinson and Company for the quarter ended June 30, 2004 (the "Report") for the purpose of complying with Rule 13a - 14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code.

     I, Edward J. Ludwig, the Chief Executive Officer of Becton, Dickinson and Company, certify that:

     1. such Report fully complies with the requirements of Section 13(a) of the Exchange Act; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Becton, Dickinson and Company.


August 13, 2004                              /s/ Edward J. Ludwig
                                        ----------------------------------------
                                        Name: Edward J. Ludwig
                                              Chairman, President and
                                              Chief Executive Officer





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     The certification set forth below is being submitted in connection with the
Quarterly Report on Form 10-Q of Becton, Dickinson and Company for the quarter ended June 30, 2004 (the "Report") for the purpose of complying with Rule 13a - 14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code.

     I, John R. Considine, the Chief Financial Officer of Becton, Dickinson and Company, certify that:

     1. such Report fully complies with the requirements of Section 13(a) of the Exchange Act; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Becton, Dickinson and Company.


August 13, 2004                              /s/ John R. Considine
                                        ----------------------------------------
                                        Name: John R. Considine
                                              Executive Vice President and
                                              Chief Financial Officer